                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                                PROXY STATEMENT
       (PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  SOUND ADVICE
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               SOUND ADVICE, INC.
                            1901 TIGERTAIL BOULEVARD
                           DANIA BEACH, FLORIDA 33004
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 12, 2001

                             ---------------------

To our Shareholders:

     The 2000 annual meeting of shareholders of Sound Advice, Inc. will be held on Monday, April 12, 2001, at 9:00 a.m., local time, at the Hollywood Sound Advice Store, 4150 North 28th Terrace, Hollywood, Florida 33021, for the following purposes:

          1. To elect two members to the Board of Directors to hold office until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

          2. To transact any other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed March 14, 2001, as the record date for the determination of shareholders entitled to vote at the 2000 annual meeting of shareholders. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

     Copies of the Proxy Statement, our annual report on Form 10-K, as amended, for the year ended January 31, 2000 and our quarterly report on Form 10-Q for the period ended October 31, 2000 accompany this notice.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                          By order of the Board of Directors

                                          /s/ Michael Blumberg
                                          -------------------------
                                          Michael Blumberg
                                          Secretary

Dania Beach, Florida
March 15, 2001

                               SOUND ADVICE, INC.
                            1901 TIGERTAIL BOULEVARD
                           DANIA BEACH, FLORIDA 33004
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This proxy statement, which together with the accompanying proxy card is first being mailed to shareholders on or about March 15, 2001, contains information related to the 2000 annual meeting of shareholders of Sound Advice, Inc., to be held on Monday, April 12, 2001, beginning at 9:00 a.m. local time, at the Hollywood Sound Advice Store, 4150 North 28th Terrace, Hollywood, Florida, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement. In addition, management will report on the performance of the Company during fiscal 2000 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only shareholders of record at the close of business on March 14, 2001, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

     A list of shareholders entitled to vote at the annual meeting will be available at the Company's offices, 1901 Tigertail Boulevard, Dania Beach, Florida 33004, for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any shareholder.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF SOUND ADVICE COMMON STOCK?

     Holders of Sound Advice common stock will vote as a single class on all matters to be acted upon at the annual meeting. Each outstanding share of Sound Advice common stock will be entitled to one vote on each matter.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 4,043,245 shares of Sound Advice common stock, representing the same number of votes, were outstanding.

     Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for election of the nominated directors.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Our common stock is quoted on the Nasdaq National Market under the symbol "SUND."

     The following table sets forth, for the fiscal quarters indicated, the high and low sales prices for our common stock on the Nasdaq Stock Market. Nasdaq Stock Market quotations are based on actual transactions and not bid prices.

                                                 FISCAL YEAR ENDED JANUARY 31, 1999          PRICES
                                                 ----------------------------------   --------------------
QUARTER                                                        PERIOD                   HIGH        LOW
-------                                          ----------------------------------   ---------  ---------
First..........................................         02/01/98 To 04/30/98            3 9/16     1 1/8
Second.........................................         05/01/98 To 07/31/98            4 3/8      2 1/4
Third..........................................         08/01/98 To 10/31/98            3 11/16    1 15/16
Fourth.........................................         11/01/98 To 01/31/99            4 27/32    2

                                                 FISCAL YEAR ENDED JANUARY 31, 2000          PRICES
                                                 ----------------------------------   --------------------
QUARTER                                                        PERIOD                   HIGH        LOW
-------                                          ----------------------------------   ---------  ---------
First..........................................         02/01/99 To 04/30/99            4 5/8      2 1/4
Second.........................................         05/01/99 To 07/31/99            8 3/8      3 1/16
Third..........................................         08/01/99 To 10/31/99           10          6 11/32
Fourth.........................................         11/01/99 To 01/31/00           12 3/4      7 7/8

                                                 FISCAL YEAR ENDED JANUARY 31, 2001          PRICES
                                                 ----------------------------------   --------------------
QUARTER                                                        PERIOD                   HIGH        LOW
-------                                          ----------------------------------   ---------  ---------
First..........................................         02/01/00 To 04/30/00           12 1/2      7
Second.........................................         05/01/00 To 07/31/00           11 3/8      7
Third..........................................         08/01/00 To 10/31/00           10 3/16     5 5/16
Fourth.........................................         11/01/00 To 01/31/00            8 7/8      3 3/4

WHAT IS THE COMPANY'S DIVIDEND POLICY?

     We have never paid cash dividends on our common stock and do not plan to pay cash dividends in the foreseeable future. We have been and continue to be prohibited under our revolving credit facility from paying cash dividends.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock, as of March 14, 2001, by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) each of our directors who own shares of our common stock; (iii) our Chief Executive Officer and our executive officers other than the Chief Executive Officer; and
(iv) all of our directors and executive officers as a group. Except as noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                                       SHARES BENEFICIALLY OWNED
                                                    -------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                 NUMBER              PERCENTAGE
------------------------------------                ---------            ----------
Peter Beshouri (1)................................  576,087.9(2)(3)(4)     14.25%(2)(3)(4)
Michael Blumberg(1)...............................  484,938.0(2)(3)(4)     11.99%(2)(3)(4)
Tweeter Home Entertainment Group, Inc.(5)(6)......  336,000.0(6)            8.31%(6)
FMR Corp.(5)(7)...................................  207,000.0(7)            5.12%(7)
Dimensional Fund Advisors Inc.(5)(8)..............  215,947.0(8)            5.34%(8)
Kenneth L. Danielson(1)...........................  245,001.2(3)(4)         6.06%(3)(4)
Joseph Piccirilli(1)..............................  210,467.5(2)            5.21%(2)
Christopher O'Neil(1).............................  185,390.8(3)(4)         4.59%(3)(4)
Gregory Sturgis(1)................................  155,467.5(2)(4)         3.85%(2)(4)
William F. Hagerty, IV(9).........................   57,600.0(4)            1.42%(4)
G. Kay Griffith(10)...............................   46,000.0(4)            1.14%(4)
Herbert A. Leeds(11)..............................   10,000.0(4)                *(4)
All directors and executive officers as a group
  (seven persons including certain of those listed
  above) (2)(3)(4)................................  1,605,017.9            39.70%

---------------

   * Represents less than 1%.
 (1) The address of each person is care of Sound Advice, Inc., 1901 Tigertail Boulevard, Dania Beach, Florida 33004.
 (2) See "Right of First Refusal and Voting Trust Agreement" hereinbelow.
 (3) Includes the person's or members' of a group vested interest (if any) in shares of our common stock resulting from the person's or members' participation in our ESOP based upon the latest available annual report of the ESOP for the fiscal year ended January 31, 1999. Based on the annual report, Mr. Beshouri had 620.448 vested shares, Mr. Blumberg had 620.452 vested shares, Mr. Danielson had 1.205 vested shares and Mr. O'Neil had
     390.811 vested shares, and all current directors and executive officers as a group had 1,632.916 vested shares.
 (4) Includes (as applicable) immediately exercisable stock options held by: (i) Mr. Beshouri for 30,000 shares of common stock at an exercise price of $1.69 per share, for 75,000 shares at an exercise price of $1.89 per share, for 60,000 shares at an exercise price of $8.00 per share and for 60,000 shares at an exercise price of $5.00 per share; (ii) Mr. Blumberg for 15,000 shares of common stock at an exercise price of $1.69 per share, 75,000 shares at an exercise price of $1.89 per share, for 24,000 shares at an exercise price of $8.00 per share and for 24,000 shares at an exercise price of $5.00 per share; (iii) Mr. Danielson for 35,000 shares at an exercise price of $1.69 per share, for 75,000 shares at an exercise price of $1.89 per share, for 24,000 shares at an exercise price of $8.00 per share and for 24,000 shares at an exercise price of $5.00 per share; (iv) Mr. O'Neil for 15,000 shares at an exercise price of $1.70 per share, for 26,000 shares at an exercise price of $1.69 per share, for 75,000 shares at an exercise price of $1.89 per share, for 24,000 shares at an exercise price of $8.00 per share and for 24,000 shares at an exercise price of $5.00 per share; (v) Mr. Hagerty for 5,000 shares at an exercise price of $5.00 per share; (vi) Ms. Griffith for 40,000 shares of common stock at an exercise price of $1.89 per share and for 5,000 shares at an exercise price of $5.00 per share and (vii) Mr. Leeds for 5,000 shares at an exercise price of $5.00 per share. Includes warrants held by Mr. Leeds for 5,000 shares of common stock at an exercise price of $1.89 per share.
 (5) The information set forth herein with respect to each the person(s) is based solely upon a Schedule(s) 13G (and any amendments thereto) filed with the SEC by the person(s) with respect to the calendar year ended December 31, 2000 and, accordingly, may not reflect their respective holdings as of the date of this report.
 (6) Tweeter Home Entertainment Group, Inc. ("Tweeter"), 10 Pequot Way, Canton, MA 02021. Tweeter, a specialty retailer of mid to high-end audio and video consumer electronics products, is deemed to be the beneficial owner of 336,000 shares of Common Stock. This number includes 10,000 shares of Common Stock held by Samuel and Carolina Bloomberg and 30,000 shares of Common Stock held by the Samuel Bloomberg Family Trusts from the benefit of Mr. Bloomberg's children. Samuel Bloomberg is the Chairman of the Board of Tweeter. Tweeter has sole dispositive power to vote and dispose of 296,000 shares of Common Stock. Samuel and Carolina Bloomberg have shared power to vote and dispose of 10,000 shares of Common Stock. Mr. Bloomberg disclaims beneficial ownership of the shares of Common Stock holder by the Samuel Bloomberg Family Trusts.
 (7) FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, through the ownership of its wholly-owned subsidiaries, Fidelity Management & Research Company ("FMRC") and Fidelity Management Trust Company ("FMTC"), is deemed to be the beneficial owner of 207,000 shares of Common Stock. FMRC, a registered investment advisor, is deemed to be the beneficial owner of 207,000 shares of Common Stock. FMR Corp. has sole dispositive power as to these 207,000 shares as a result of acting as an investment advisor to various registered investment companies. In addition, Edward C. Johnson 3rd, the Chairman of FMR Corp. and who together with various Johnson family members and trusts for the benefit of Johnson family members form a control group with respect to FMR Corp., indirectly would also be deemed the beneficial owner of such 207,000 shares by reasoning of having sole dispositive power over such shares. Fidelity Low-Priced Stock Fund, one of the registered investment companies as to which FMRC acts as an investment advisor and located at the same address as FMR Corp., may also be deemed a beneficial owner of all 207,000 of these shares as a result of its right to receive or the power to direct the receipt of dividends on, or proceeds from the sale of, these 207,000 shares.
 (8) Dimensional Fund Advisors Inc. ("Dimensional"), 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, which is a registered investment advisor, is deemed to have beneficial ownership of 223,647 shares of common stock, with respect to which shares it has sole voting power and sole dispositive power. Dimensional, an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts (these investment companies and investment vehicles are referred to as the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the issuer that are owned by the Portfolios. All securities reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of all the shares.
 (9) The address of William F. Hagerty, IV is 720 East Main Street, Gallatin, Tennessee 37066. Mr. Hagerty is deemed the beneficial owner of 42,600 shares of common stock as a result of having shared voting and investment power over these shares.
(10) The address of G. Kay Griffith is 1902 East Lake View Avenue, Pensacola, Florida 32503.
(11) The address of Herbert A. Leeds is 1110 Brickell Avenue, Suite 508, Miami, Florida 33131.

RIGHT OF FIRST REFUSAL AND VOTING TRUST AGREEMENT

     On June 30, 1986, our principal shareholders at that time, Peter Beshouri, Michael Blumberg, Joseph Piccirilli and Gregory Sturgis, entered into a right of first refusal and voting trust agreement. The voting trust under the agreement expired on June 30, 1996, while the right of first refusal continues. Pursuant to the agreement, each principal shareholder, for himself and on behalf of his heirs, beneficiaries, legal representatives and permitted assigns, has agreed not to sell, transfer, assign, pledge, encumber or otherwise dispose of any of his shares of common stock except (a) by will or the laws of intestate succession, (b) to a trust in which the principal shareholder or his immediate family are the sole beneficiaries, (c) with the written consent of all of the other principal shareholders or (d) pursuant to the right of first refusal granted to the other principal shareholders. Under the right of first refusal, in the event a principal shareholder or his heirs, beneficiaries, legal representatives or permitted assigns desires to sell any shares of common stock pursuant to a bona fide offer or otherwise, the other principal shareholders shall have the right and option to purchase the shares at a price equal to the bona fide offer price per share, if any, or the average of the closing bid and ask prices on the Nasdaq National Market for our common stock over the four full weeks preceding the date the notice of intent to sell is given.

                                   PROPOSAL 1
                         ELECTION OF CLASS I DIRECTORS

     Our Board of Directors is divided into three classes: Class I, Class II and Class III. Each director serves for a term ending at the third annual meeting of stockholders following the annual meeting at which he was elected, except that any director appointed by the Board of Directors serves, subject to election by the stockholders at the next annual meeting after appointed, for a term ending at the annual meeting of stockholders at which the term of the class to which the director was appointed ends. Each director serves until his successor is elected and qualified or until his or her earlier death, resignation or removal.

     Two Class I directors will be elected at the annual meeting to serve for a three-year term expiring at the 2003 annual meeting. We have nominated William
F. Hagerty IV and Herbert A. Leeds for these positions. You can find information with respect to the two nominees for Class I directors, as well as the directors whose term will expire after the 2000 Annual Meeting, as well as those other directors whose terms will continue after the 2000 Annual Meeting, below.

     Unless otherwise instructed, the enclosed Proxy will be voted FOR the election of William F. Hagerty IV and Herbert A. Leeds, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by the Board of Directors in the unanticipated event that any nominee is unable or declines to serve.

     Directors will be elected by the plurality vote of the holders of common stock entitled to vote at the Annual Meeting and present in person or by proxy.

     The following table sets forth the name, age and the position with the Company for each member of the Board of Directors:

NAME OF NOMINEE                        AGE   DIRECTOR SINCE   CLASS          POSITION WITH THE COMPANY
---------------                        ---   --------------   -----          -------------------------
Peter Beshouri.......................  46         1982         III    Chairman of the Board, President and
                                                                      Chief Executive Officer
Michael Blumberg.....................  52         1982         III    Director, Senior Vice President, and
                                                                      Secretary
G. Kay Griffith......................  56         1992          II    Director
Herbert A. Leeds.....................  84         1996           I    Director
William F. Hagerty, IV...............  41         1998           I    Director

     PETER BESHOURI, who has been an employee of the Company since 1974, has served as Chairman of the Board and Chief Executive Officer since August 1982. Prior thereto, he was the general sales manager of the Company, as well as having served as a showroom manager and district manager. He was elected President in May 1985. Mr. Beshouri currently serves as a director of Progressive Retailers Organization, Inc., a buying group comprised of approximately 14 retailers (including the Company) of home entertainment and consumer electronic products located throughout the country. In August 1995, Mr. Beshouri, together with the Company and a former chief financial officer of the Company, voluntarily agreed with the Securities and Exchange Commission, without admitting or denying any wrongdoing, to the entry of a cease and desist order by the SEC concerning our Form 10-K for fiscal year 1991 and Forms 10-Q for the quarters ended September 30 and December 31, 1991, which the Securities and Exchange Commission found in such order had been materially misstated. The cease and desist order with respect to Mr. Beshouri related to his supervisory responsibility in connection with the company violating certain provisions of the securities laws that require public companies to keep accurate books and records, to maintain appropriate internal accounting controls and to file accurate annual and quarterly reports. No censure, fine or penalty was imposed by the Securities and Exchange Commission on Mr. Beshouri.

     MICHAEL BLUMBERG, one of our founders, was elected a Vice President in August 1982, Vice President -- Purchasing and Finance in May 1986, Vice President -- Purchasing and Marketing in December 1987, and Senior Vice President in May 1989. From our inception until February 1995, Mr. Blumberg served as

Treasurer of the Company and, since October 13, 1989, he has also been serving as our Secretary. His responsibilities include overall supervision of all purchasing and selecting new product categories and lines for the company, as well as consulting with certain of our manufacturers in connection with product design.

     G. KAY GRIFFITH, was elected a director of Sound Advice and a member of the audit committee of the Board of Directors in July 1992 and was appointed a member of the stock option committee in January 1997. Ms. Griffith joined us as an employee in May 1993 and served as our Executive Vice President and Chief Administrative Officer from September 1993 until February 1996. Since March 1998, Ms. Griffith has served as the President/Chief Executive Officer of the G&L Holding Group, Inc. and G&L Banks headquartered in Pensacola, Florida. In February 1996, Ms. Griffith formed Corporate Growth Consultants, Inc., a management consulting firm that specializes in finance, strategic planning and training. From the formation of that firm through 1997, Ms. Griffith performed consulting services for us. From June 1991 to May 1993, Ms. Griffith was Chairman and President/Chief Executive Officer of Admiralty Bank, headquartered in Palm Beach Gardens, Florida. From September 1983 to June 1991, she held a variety of officer positions with NationsBank of Florida, N.A., the last of which was Senior Vice President/Regional Banking Executive.

     HERBERT A. LEEDS, was elected a director of Sound Advice in April 1996 and was appointed a member of our audit committee in May 1996 and our stock option committee in January 1997. Since 1975, Mr. Leeds has been President and Chief Executive Officer of Leeds Business Counseling, Inc., a consulting firm owned by him which has provided consulting services mainly to companies in the retail industry and developers of retail malls. Since forming that firm, Mr. Leeds has, from time to time, performed consulting services for us. Prior to launching his company, Mr. Leeds served as the President and Chief Executive Officer and held other senior executive positions with major department store chains.

     WILLIAM F. HAGERTY, IV, was elected a director of Sound Advice in February 1998 and a member of the audit committee of the Board of Directors in February 1998 and was appointed a member of the stock option committee in October 1999. Mr. Hagerty has been a principal of Hagerty, Peterson & Company, LLC, a private equity investment firm based in Washington, D.C., since 1996. From August 1996 to January 2001, Mr. Hagerty was the Vice Chairman of National Electronics Warranty Corporation, an administrator of warranty programs based in Sterling, Virginia which is primarily engaged in the sale of product warranty contracts and through which administrator we offer customers extended warranty contracts for most of our products. From 1994 to present, Mr. Hagerty has been a principal of the Management Advisory Group, a Washington, D.C. based consulting firm which is a wholly-owned subsidiary of Hagerty, Peterson & Company, LLC. During 1993 and 1994, Mr. Hagerty was affiliated with Trident Capital, L.P., a private equity investment firm based in Chicago, Illinois. During the Bush Administration (1991-1993), Mr. Hagerty served in the White House as the Chief Economist of the President's Council on Competitiveness. From 1984 to 1991, he was a management consultant with the Boston Consulting Group serving as the senior expatriate in its Tokyo office with responsibility for all of that firm's international activities in Japan.

HOW OFTEN DID THE BOARD MEET IN FISCAL 2000?

     The Board of Directors met twice during the fiscal year ended January 31, 2000. Each director attended 75% or more of the total number of meetings of the Board and the Committees on which he or she served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has an Audit Committee comprised of a majority of directors who are not officers or employees of the Company. The written charter of the Audit Committee, as adopted by the Board of Directors, is attached hereto as APPENDIX A. The functions of the Audit Committee include meeting independently with representatives of our independent public accountants and representatives of our senior management, reviewing the general scope of our annual audit, the fee charged by the independent public accountants and other matters relating to internal accounting controls and financial procedures and reporting, reviewing and monitoring the performance of non-audit services by our auditors, recommending the engagement or discharge of our independent public accountants and conducting an appropriate review of all related party transactions and conflict of interest situations where appropriate. The Audit Committee held two formal meetings during the fiscal year ended January 31, 2000, although members of the Audit Committee, on an informal basis and in their capacity as members of the Board of Directors, kept informed throughout the fiscal year ended January 31, 2000 of our financial condition and our internal accounting controls and financial reporting. The Audit Committee consists of G. Kay Griffith, William F. Hagerty, IV and Herbert A. Leeds.

     The Board of Directors does not currently have a Nominating Committee or a Compensation Committee or committees performing similar functions. However, a Stock Option Committee of the Board of Directors establishes and implements compensation policies and programs for our executive officers and exercises all powers of the Board of Directors in connection with our stock option plans. The Stock Option Committee of the Board of Directors consists of G. Kay Griffith, William F. Hagerty, IV and Herbert A. Leeds. The Stock Option Committee held one meeting during the fiscal year ended January 31, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of the forms furnished to us and written representations that no Form 5's were required when applicable, we believe that during the fiscal year ended January 31, 2000 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the exception of: one report by William F. Hagerty IV, a Director, reporting his status as a director which was reported on a Form 5 in March 2001. This late filing resulted from administrative oversights.

                             EXECUTIVE COMPENSATION

HOW ARE DIRECTORS COMPENSATED?

     Directors who are also our officers or employees are not paid additional compensation for acting as a director. We have established a standard arrangement for compensating directors who are not our officers or employees for services provided in that person's capacity as a director. Effective January 1, 1998, each outside director receives a fee of $5,000 on a quarterly basis for serving as our director, as well as reimbursement of any out-of-pocket expenses incurred for travel, lodging and meals in connection with attendance at any meeting.

HOW ARE EXECUTIVE OFFICERS COMPENSATED?

     General Compensation Philosophy. Our Board of Directors determines the Chief Executive Officer's salary and bonus. The Chief Executive Officer, in consultation with the Board of Directors, determines the salary of our other executive officers. The Stock Option Committee of the Board of Directors administers our 1999 Stock Option Plan. The Board of Directors' and Stock Option Committee's strategy is to develop and implement an executive compensation program that allows us to attract and retain highly qualified persons to manage the company in order to enhance shareholders' value. The objective of this strategy is to provide a compensation policy that permits the recognition of individual contributions and achievements as well as our operating results. Within this strategy, the Board of Directors and the Stock Option Committee consider it essential to the vitality of the company to maintain levels of compensation opportunity that are competitive with similar companies in our industry, including our public company peer group.

     Executive Compensation. Executive compensation is comprised of base salary, annual bonus compensation and long-term incentive compensation in the form of stock options.

     Base Salaries. Base salary levels for executive officers are designed to be consistent with competitive practice and level of responsibility. In the fiscal year ended June 30, 1995, our Board of Directors adopted a compensation program that would, over time, shift a higher percentage of total compensation to annual bonus and long term incentive programs in order to strengthen the link between our operating performance and compensation and to more effectively reward individuals for corporate performance and individual achievement.

     Annual Bonus Compensation. During the fiscal year ended June 30, 1995, our Board of Directors adopted an annual incentive bonus plan for four categories of employees, two of which categories were the Chief Executive Officer and other executive officers, based upon our annual operating performance. The percentage of the targeted bonus award to be earned by the different employee categories is directly tied to a percentage of our projected operating performance (after taking into account accruals for the annual incentive bonus plan) to be approved each year by the Board of Directors. Achievement of 100% of the projected operating performance will result in the award of a targeted bonus ranging from approximately 10% to up to 25% of base salary (with the Chief Executive Officer at approximately 25% and other executive officers at approximately 20%), with the percentage of the targeted bonus award earned increasing or decreasing based upon the percentage (ranging from 70% to 130%) of projected operating performance achieved.

     Long-Term Incentive Compensation. The Stock Option Committee believes that the use of equity-based long-term compensation plans directly links executive officers' interests to enhancing shareholders' value. Stock options are an integral part of our executive compensation program in order to align the interests of the Company's executive officers and shareholders. Stock option compensation bears a direct relationship to corporate performance in that, over the long term, share price appreciation depends upon corporate performance, and without share price appreciation the stock options are of no value. The Stock Option Committee awarded 132,000 options to our named executive officers during the fiscal year ended January 31, 2000. All of these options were granted under our 1999 Stock Option Plan and are immediately exercisable incentive stock options.

                      EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information about the compensation of our Chief Executive Officer and each of our three other executive officers each of whose salary and bonus, combined, exceed $100,000 during each of the past three full fiscal years for services in all capacities (these individuals are referred to as named executives):

                                                                           LOMG TERM
                                                   ANNUAL COMPENSATION    COMPENSATION
                                                   --------------------   ------------
                                                                           SECURITIES
                                                                           UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION          FISCAL YEAR   SALARY($)   BONUS($)     OPTIONS           COMPENSATION
---------------------------          -----------   ---------   --------   ------------        ------------
Peter Beshouri.....................     2000        400,000    200,000       60,000                  0
  Chairman, President and               1999        324,008     20,250            0                  0
  Chief Executive Officer               1998*       189,005          0            0                  0
                                        1997        324,008          0      105,000(1)               0
Michael Blumberg...................     2000        320,000     75,000       24,000                  0
  Senior Vice President                 1999        294,008      9,200            0                  0
                                        1998*       171,504          0            0                  0
                                        1997        294,008          0       90,000(1)               0
Christopher O'Neil.................     2000        184,000     75,000       24,000                  0
  Executive Vice President              1999        178,333      9,200            0              3,500(3)
  and Chief Operating Officer           1998*        87,500          0            0              4,900(3)
                                        1997        150,000          0      101,000(1)(2)        8,367(3)
Kenneth L. Danielson...............     2000        184,000     75,000       24,000                  0
  Chief Financial and Accounting        1999        180,000      9,200            0                  0
  Officer and Treasurer                 1998*        93,333          0            0                  0
                                        1997        160,000          0      110,000(1)(4)            0

---------------

  * Seven month transition period ended January 31, 1998
(1) 75,000 of the options granted to each officer in fiscal 1997 were non-qualified stock options. Those options vested and became exercisable during fiscal 2000 with an exercise price of $1.89 per share and a term of five years expiring on April 28, 2002. The remainder of these options are qualified options.
(2) 11,000 of the incentive stock options issued to this officer in fiscal 1997 were issued in exchange for the cancellation of 11,000 incentive stock options previously granted to such officer in fiscal 1994 which had an exercise price of $6.29 per share and expired on September 21, 1998. The 11,000 incentive stock options which replaced the cancelled stock options have an exercise price of $1.69 per share and expire on March 9, 2002.
(3) This sum represents the aggregate amount of a monthly automobile allowance paid during fiscal 1997, the transition period and fiscal 1999.
(4) 20,000 of the incentive stock options issued to Mr. Danielson in fiscal 1997 were issued in exchange for the cancellation of 20,000 incentive stock options previously granted to him in fiscal 1994 which had an exercise price of $6.29 per share and expired on September 21, 1998. The 20,000 incentive stock options which replaced the cancelled stock options have an exercise price of $1.69 per share and expire on March 9, 2002.

     The annual compensation amounts set forth above do not include any amounts for perquisites and other personal benefits, securities or property extended to our named executives, such as life insurance and disability insurance, because we do not believe that, with respect to any individual, the dollar value of that other annual compensation would equal or exceed the lesser of $50,000 or 10% of the individual's total annual compensation shown above.

     Securities underlying options in the table above represent incentive stock options or non-qualified stock options issued pursuant to our 1999 Stock Option Plan adopted in September 1999 or our 1986 Stock Option Plan adopted in May 1986, as subsequently amended and restated.

            OPTION GRANTS IN THE FISCAL YEAR ENDING JANUARY 31, 2000

     The following table shows all grants of options to the named executive officers during fiscal year ended January 31, 2000. The table also shows the value of the options granted at the end of the option term of ten years if the price of our stock was to appreciate annually by 5% and 10%. These rates are mandated by the SEC rules and do not represent our estimate or projection of the future price of our common stock. There were 132,000 options granted to the named executive officers during the fiscal year ended January 31, 2000. All of these options were granted under our 1999 Stock Option Plan and are immediately exercisable incentive stock options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                                      ------------------------------------------------
                                                   % OF TOTAL                             POTENTIAL REALIZABLE
                                                    OPTIONS                                 VALUE AT ASSUMED
                                      NUMBER OF     GRANTED                              ANNUAL RATES OF STOCK
                                      SECURITIES       TO                                PRICE APPRECIATION FOR
                                      UNDERLYING   EMPLOYEES    EXERCISE                     OPTION TERM(1)
                           DATE OF     OPTIONS     IN FISCAL      PRICE     EXPIRATION   ----------------------
NAME                        GRANT      GRANTED        YEAR      ($/SHARE)      DATE        5%($)       10%($)
----                       --------   ----------   ----------   ---------   ----------   ---------    ---------
Peter Beshouri...........  11/02/99     60,000      27.02%        8.00       11/02/09     299,250      759,060
Michael Blumberg.........  11/02/99     24,000      10.81%        8.00       11/02/09     119,808      303,624
Christopher O'Neil.......  11/02/99     24,000      10.81%        8.00       11/02/09     119,808      303,624
Kenneth L. Danielson.....  11/02/99     24,000      10.81%        8.00       11/02/09     119,808      303,624

                 AGGREGATE OPTION EXERCISES IN 2000 FISCAL YEAR
                     AND 2000 FISCAL YEAR-END OPTION VALUES

     The following table provides information as to options exercised by each of the named executive officers during the fiscal year ended January 31, 2000, and the value of unexercised options held by the named executive officers at the fiscal year-end measured in terms of the closing market price of our common stock on January 31, 2000.

                                                                    NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                                                                 OPTIONS AT JANUARY 31, 2000   AT JANUARY 12, 2000
                           SHARES ACQUIRED ON                           EXERCISABLE/               EXERCISABLE/
NAME                            EXERCISE        VALUE REALIZED          UNEXERCISABLE            UNEXERCISABLE(1)
----                       ------------------   --------------   ---------------------------   --------------------
Peter Beshouri...........              0              0                  165,000/-0-                853,800/-0-
Michael Blumberg.........              0              0                  114,000/-0-                695,400/-0-
Christopher O'Neil.......              0              0                  155,000/-0-              1,004,010/-0-
Kenneth L. Danielson.....              0              0                  164,000/-0-              1,072,050/-0-

---------------

(1) The closing market price of our common stock on the NASDAQ National Market on January 31, 2000 was $9.25.

EMPLOYMENT AGREEMENTS

     During the fiscal year ended June 30, 1997, the seven-month transition period ended January 31, 1998 and the fiscal year ended January 31, 1999, Peter Beshouri and Michael Blumberg each had an employment agreement with us which provided for an annual base salary of $320,650 for Peter Beshouri and $290,400 for Michael Blumberg. The actual salaries paid to each of Messrs. Beshouri and Blumberg are set forth in the Executive Compensation table. The term of each employment agreement was originally for a three year period expiring June 30, 1992, and had been extended each fiscal year thereafter for an additional one year period.

     Effective as of July 1, 1999, these employment agreements were extended for an additional three year term (until January 31, 2002) on substantially the same terms and conditions as in effect under their respective employment agreements during the previous fiscal year except that the annual base salary payable to Mr. Beshouri and Mr. Blumberg pursuant to the amended agreements was increased to $400,000 and $320,000, respectively, effective February 1, 1999. Under the latest extension of the employment agreements, each of Messrs. Beshouri and Blumberg are entitled to participate in our annual incentive bonus plan and long term incentive stock option program. We are also required to furnish each of Messrs. Beshouri and Blumberg with, among other things, family health, life and disability insurance coverage.

     The employment agreements with Messrs. Beshouri and Blumberg also provide that, in the event of a change in control of Sound Advice, each of them can terminate his full-time employment. A change in control occurs when Messrs. Beshouri and Blumberg and other individuals or designees voted for or approved by them no longer collectively comprise at least a majority of the members of our board of directors or if either Mr. Beshouri or Mr. Blumberg is forced by a merger, consolidation, reorganization or otherwise by operation of law or other form of transaction to sell his shares of voting capital stock in Sound Advice or if 50% or more of the consolidated assets, properties and businesses of Sound Advice is sold or otherwise transferred to a third party or if an individual, other than either Messrs. Beshouri and Blumberg, or another company or entity or a group acting in concert becomes the beneficial owner of 25% or more of the outstanding voting capital stock of Sound Advice as a result of acquisitions made from persons other than Messrs. Beshouri and Blumberg or Sound Advice, assuming such acquisitions from Sound Advice were approved by Messrs. Beshouri and Blumberg. In the event that change in control was resisted by either Messrs. Beshouri or Blumberg as evidenced by that person's failure to approve that change in control either in his capacity as our director or shareholder, and he would be entitled to his compensation (both annual salary and any bonus) and the other benefits provided for in his employment agreement for the greater of three years or the remaining term of his employment agreement.

     Effective February 1, 1999, we entered into employment agreements with each of Christopher O'Neil, our Executive Vice President and Chief Operating Officer, and Kenneth L. Danielson, our Chief Financial Officer and Treasurer. The term of each agreement is for a three year period ending January 31, 2002. The agreements provide for an annual salary of $184,000, participation in the annual incentive bonus plan, long term incentive stock option plan and fringe benefits. The agreements provide that if a change in control occurs, each of Messrs. O'Neil and Danielson are entitled to receive a lump sum severance payment equal to three times his salary and bonus for the last fiscal year. This severance payment is not owed if the employee is either terminated for cause, as defined, or is no longer employed with us on the closing date or effective date of the change in control, whichever is later.

SEVERANCE AGREEMENTS

     We have entered into severance agreements with approximately 12 of our employees. These agreements, which expire on February 1, 2002, provide that if a change in control occurs, the employee is entitled to receive a lump sum severance payment equal to up to one half of the employee's gross wages from the 12 months immediately preceding the month in which the change in control occurs. This severance payment is not owed if the employee is:

     - terminated for cause;

     - is no longer employed with us on the later of the closing date of the change in control or effective date of the change in control; or

     - offered, on or prior to the change in control, to continue as an employee of ours or our successor in substantially the same position then held and the employee receives a written agreement from us or our successor to the effect that, in the event that the employee is terminated without cause within one year after the change in control date, he shall be paid the severance payment in one lump sum on the date of termination.

PERFORMANCE GRAPH

     The following graph shows a comparison of:

     - five year-cumulative total returns to our shareholders;

     - Center for Research in Security Prices ("CRSP") Index for Nasdaq Stock Market (U.S. Companies); and

     - CRSP Index for Nasdaq Stocks (SIC 5730-5739 U.S. Companies) of U.S. Companies operating radio, television, consumer electronics and/or music stores.

                COMPARISON OF 67 MONTH CUMULATIVE TOTAL RETURN*
         AMONG SOUND ADVICE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

                                                                                  NASDAQ STOCK
                                                   SOUND ADVICE, INC.             MARKET (U.S.)                PEER GROUP
                                                   ------------------             -------------                ----------
6/95                                                     100.00                      100.00                      100.00
6/96                                                      65.38                      128.38                       61.77
6/97                                                      65.38                      156.13                       67.15
1/98                                                      36.54                      176.30                      111.48
1/99                                                     134.62                      273.97                      136.01
1/00                                                     284.62                      431.30                       95.64
1/01                                                     182.71                      302.55                       73.04

---------------

* $100 invested on 6/30/95 in stock or index including reinvestment of dividends.

                              CERTAIN TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Due to the fact that, during the fiscal years ended January 31, 2000 and 1999, the seven month transition period ended January 31, 1998 and the fiscal year ended January 31, 1997, we did not have a compensation committee of our Board of Directors (or Board committee performing equivalent functions), Peter Beshouri and Michael Blumberg, in their capacities as members of our Board of Directors, participated in deliberations of the Board of Directors concerning the authorization of the three-year renewals of the employment agreements of Messrs. Beshouri and Blumberg discussed in "Employment Agreements." Furthermore, Messrs. Sturgis (a former director), McEwen (a former director) and Leeds, in their capacities as members of our Board of Directors during the fiscal year ended January 31, 1997, participated in deliberations of the Board concerning the granting of warrants to purchase 5,000 shares of common stock to each of them.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG acted as our independent public accountants for the fiscal year ended January 31, 2000. This firm has acted as our independent public accountants since the fiscal year ended June 30, 1993. After the Audit Committee's review of, among other things, the terms of engagement of KPMG for fiscal year 2000, the Audit Committee recommended to the Board, for its approval, the selection of KPMG to serve as our independent public accountants for the fiscal year ending January 31, 2001. The independent public accountants will continue to serve at the pleasure of the Board. The selection of independent public accountants is not being submitted to shareholders for approval because there is no legal requirement to do so. A representative of KPMG is expected to be present at the annual meeting in order to be available to respond to appropriate questions relating to the examination by KPMG of our 2000 consolidated financial statements.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no other business that will be presented for consideration at the annual meeting other than the items referred to herein. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgement of the proxy holder.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2001 annual meeting of shareholders must be submitted to the Secretary, at our principal executive offices, 1901 Tigertail Boulevard, Dania Beach, Florida 33004, no later than June 15, 2001, in order to receive consideration for inclusion in our 2001 proxy materials. Any shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

     After the June 15, 2001 deadline, a shareholder may present a proposal at our 2001 annual meeting of shareholders if it is submitted to our Secretary, at our principal executive offices, 1901 Tigertail Boulevard, Dania Beach, Florida 33004, no later than August 1, 2001. If timely submitted, the shareholder may present the proposal at the 2001 annual meeting of shareholders, but we are not obligated to present the matter in our proxy materials.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (WITH EXHIBITS) FOR THE COMPANY'S FISCAL YEAR ENDED JANUARY 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO KENNETH L. DANIELSON, OUR CHIEF FINANCIAL AND ACCOUNTING OFFICER, AT OUR EXECUTIVE OFFICES LOCATED AT 1901 TIGERTAIL BOULEVARD, DANIA BEACH, FLORIDA 33004.

                                          By order of the Board of Directors

                                          /s/ Michael Blumberg
                                          ---------------------------------
                                          Michael Blumberg
                                          Secretary

March 15, 2001

                                   APPENDIX A

                               SOUND ADVICE, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     - Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASD/AMEX Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

     11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     12. Review the appointment, performance, and replacement of the senior internal audit executive.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

OTHER OPTIONAL CHARTER DISCLOSURES

     18. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     19. Periodically perform self-assessment of audit committee performance.

     20. Review financial and accounting personnel succession planning within the company.

     21. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                               SOUND ADVICE, INC.

              2000 ANNUAL MEETING OF SHAREHOLDERS--APRIL 12, 2001

         PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Peter Beshouri and Michael Blumberg, and either one of them individually, as attorneys and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of Sound Advice, Inc. to be held on the 12th day of April, 2001, and at any postponement or adjournment thereof, and to vote all of the shares of Sound Advice, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

1. To elect two Class I members to our Board of Directors to serve until the 2003 annual meeting.

    [ ] FOR the election of all nominees: William F. Hagerty, IV and Herbert A. Leeds as directors.

    [ ]  WITHHOLD AUTHORITY to vote for all nominees.

         To WITHHOLD AUTHORITY to vote for any individual, write that nominee's name on the space provided below.

2. Upon such other business as may properly come before the annual meeting. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE AFOREMENTIONED NOMINEES LISTED IN PROPOSAL NO. 1 AS DIRECTORS.

    A majority of said proxies present and acting in person or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    Receipt of the Company's 2000 annual report to shareholders and the notice of annual meeting of shareholders to be held April 12, 2001, and the proxy statement relating thereto is hereby acknowledged.

    PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PAID ENVELOPE.

                                                  Dated                   , 2001
                                                        -----------------
                                                     (Please date this Proxy)

                                                  ------------------------------
                                                           Signature(s)

                                                  ------------------------------
                                                         If Held Jointly

                                                  Note: It would be helpful if
                                                  you signed your name exactly
                                                  as it appears hereon,
                                                  indicating any official
                                                  position or representative
                                                  capacity. If shares are
                                                  registered in more than one
                                                  name, all owners must sign.